Exhibit 99.1

To:	Holders of Conceptus, Inc.

5.00% Convertible Senior Notes due 2031

and

Wells Fargo Bank, National Association

Corporate Trust Services, MAC # E2818-176

707 Wilshire Boulevard, 17th Floor

Los Angeles, California 90017

Attention: Conceptus, Inc. Account Manager

Re:	Notice of Convertibility and Anticipated Make-Whole Fundamental Change

Reference is hereby made to the Indenture, dated as of December 23, 2011 (the “Indenture”), between Conceptus, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), relating to the Company’s 5.00% Convertible Senior Notes due 2031 (CUSIP No. 206016 AC 1) (the “Notes”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. A copy of the Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2011.

On April 28, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bayer HealthCare LLC (“Parent”), a Delaware limited liability company, and Evelyn Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). A copy of the press release publicly announcing the execution of the Merger Agreement and a copy of the Merger Agreement were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2013.

Pursuant and subject to the Merger Agreement, Purchaser has agreed to commence a tender offer (such tender offer, as it may be extended, amended and supplemented from time to time as permitted by the Merger Agreement, the “Offer”) to purchase all of the outstanding shares of common stock of the Company, par value $0.003 per share (“Company Common Stock”) (which shares of Company Common Stock, are hereinafter referred to as the “Shares”) at a price of $31.00 per Share, payable net to the Holder thereof in cash, without interest (such amount, or any different amount per Share that may be paid pursuant to the Offer in accordance with the terms of the Merger Agreement, the “Offer Price”), subject to any withholding of taxes required by applicable law. The obligation of Purchaser to accept for payment and to pay for any Shares tendered in the Offer and not withdrawn shall be subject to, among other things, the condition that there be validly tendered in accordance with the terms of the Offer and not withdrawn a number of Shares that, together with the Shares then owned by Parent and each of its subsidiaries (including Purchaser), represents at least a majority of the sum of (x) the number of Shares then issued and outstanding plus (y) all Shares which the Company may be required to issue upon the vesting (including vesting solely as a result of the consummation of the Offer), conversion, settlement or exercise of all then outstanding warrants, options, benefit plans, obligations or securities convertible or exchangeable into Shares, or other rights to acquire or be issued Shares (including all then outstanding equity awards issued to its employees and consultants and the

Notes (after giving effect to any Make-Whole Fundamental Change, assuming the effectiveness thereof occurred on the Expiration Date (as defined in the Merger Agreement))) (the “Minimum Condition”).

If Purchaser shall have consummated the Offer after satisfaction of all conditions precedent, including the Minimum Condition, and shall have purchased all of the Shares validly tendered and not withdrawn (“Consummation of the Offer”), then Purchaser shall file a Schedule TO under the Exchange Act disclosing that Parent has become the direct or indirect ultimate “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Company’s Common Equity representing more than 50% of the voting power of the Company’s Common Equity (the “Majority Ownership Schedule TO”). Following the Consummation of the Offer, upon the terms and conditions set forth in the Merger Agreement, Purchaser will be merged with and into the Company, with the Company as the surviving corporation in the merger (the “Merger”), and each issued and outstanding Share will be converted into the right to receive the Offer Price, payable net to the Holder thereof in cash, without interest, subject to any withholding of taxes required by applicable law. In accordance with Section 14.07 of the Indenture, Holders who surrender their Notes for conversion from and after the effective date of the Merger will receive solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date, multiplied by the Offer Price per Share less any applicable withholding taxes, and will not receive any Shares of Company Common Stock.

NOTICE OF ANTICIPATED MAKE-WHOLE FUNDAMENTAL CHANGE AND EFFECTIVE DATE OF THE MAKE-WHOLE FUNDAMENTAL CHANGE RESULTING IN A TEMPORARY INCREASE IN THE CONVERSION RATE

In accordance with Section 14.01(b)(iii) of the Indenture, notice is hereby given that the filing of the Majority Ownership Schedule TO or, if the Merger were to occur on the same day as the filing of the Majority Ownership Schedule TO, the Merger (in each case, a “Make-Whole Fundamental Change Event”) would constitute a Make-Whole Fundamental Change under the terms of the Indenture, and the date of the filing of such Majority Ownership Schedule TO would constitute the Effective Date of the Make-Whole Fundamental Change under Section 14.03(c) of the Indenture.

The Consummation of the Offer and the Merger remains subject to customary closing conditions, including the Minimum Condition. Subject to the satisfaction of these conditions, the Company currently expects that the Effective Date of the Make-Whole Fundamental Change will occur on or around June 5, 2013. The Company, however, is unable to give any assurances as to the actual date of the Effective Date of the Make-Whole Fundamental Change, or if it will occur at all.

In accordance with Section 14.01(b)(iii) of the Indenture, as a result of the Make-Whole Fundamental Change Event, the Notes may be surrendered for conversion at any time from and after the date that is 40 Scheduled Trading Days prior to the anticipated Effective Date of the Make-Whole Fundamental Change until the Business Day immediately preceding the Fundamental Change Purchase Date corresponding to such Make-Whole Fundamental Change. The Fundamental Change Purchase Date will be a date specified by the Company by separate notice that is not less than 20 Business Days and not more than 35 Business Days after the date the Company delivers the Fundamental Change Company Notice to the Holders, which delivery will be no later than 20 calendar days after the Effective Date of the Make-Whole Fundamental Change pursuant to the terms of the Indenture. In accordance with Section 14.01(b) of the Indenture, if the Make-Whole Fundamental Change Event does not occur, the Notes will cease to be convertible on account of such transaction immediately prior to the open of business on the Business Day immediately following the date on which the Company announces that such transaction will not occur.

The Conversion Rate in effect on April 29, 2013 is 60.8365 shares of Common Stock per $1,000 principal amount of Notes, which equates to a Conversion Price of approximately $16.44 per Share. The Conversion Rate applicable to Notes that are surrendered for conversion during the period following the Effective Date of the Make-Whole Fundamental Change and ending at 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Purchase Date (the “Make-Whole Fundamental Change Period”), will be increased pursuant to Section 14.03 of the Indenture.

Promptly following the Effective Date of the Make-Whole Fundamental Change, the Company will provide notice of such Effective Date, information regarding the Make-Whole Fundamental Change Period and the amount of increase in the Conversion Rate applicable to Notes surrendered for conversion during the Make-Whole Fundamental Change Period.

Upon termination of the Make-Whole Fundamental Change Period, the Conversion Rate will decrease to the Conversion Rate in effect immediately prior to the Make-Whole Fundamental Change Period. Accordingly, if any Holder fails to convert its Notes during the Make-Whole Fundamental Change Period, that Holder will lose its right to convert its Notes at the increased Conversion Rate. Similarly, any Holder that converts its Notes prior to the Effective Date of the Make-Whole Fundamental Change will also not be entitled to convert its Notes at the increased Conversion Rate.

If the Make-Whole Fundamental Change Event occurs, Holders shall also have the right, at the option of the Holders, to require the Company to repurchase for cash all or any portion that is an integral multiple of $1,000 in principal amount of their Notes on the Fundamental Change Purchase Date (a date that will be specified by the Company by separate notice that is not less than 20 Business Days and not more than 35 Business Days after the date the Company delivers the Fundamental Change Company Notice to the Holders, which delivery will be no later than 20 calendar days after the Effective Date of the Make-Whole Fundamental Change) in accordance with and subject to the satisfaction of the Holders of the requirements set forth in Section 15.02 of the Indenture, at a Fundamental Change Purchase Price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest thereon, to, but excluding, the Fundamental Change Purchase Date; provided, however, that if the Fundamental Change Purchase Date is after 5:00 p.m., New York City time, on a Regular Record Date and on or prior the immediately succeeding Interest Payment Date, the interest accrued to the Interest Payment Date will be paid to Holders of the Notes as of the immediately preceding Regular Record Date and the Fundamental Change Purchase Price payable to the Holder surrendering the Note for purchase pursuant to Section 15.02 of the Indenture shall be equal to the principal amount of the Notes subject to purchase.

Please refer to the Indenture for a more complete description of the increase in the Conversion Rate applicable in connection with a Make-Whole Fundamental Change.

CONVERSION PROCEDURES

A Holder may convert a portion of a Note, but only if that portion is an integral multiple of $1,000 in principal amount.

The Trustee has informed the Company that, as of the date of this Notice, The Depository Trust Company (the “Depositary”) is the sole registered Holder of the Notes, all custodians and beneficial holders of the Notes hold the Notes through DTC accounts and there are no certificated Notes in non-global form. To convert a beneficial interest in a Note that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of the Depositary, cause there to be delivered, by book-entry transfer to the Conversion Agent through the facilities of the Depositary in accordance with the Applicable Procedures of the Depositary, the interest in the Global Security to be converted, accompanied by:

•	a duly signed and completed conversion notice, in the form attached hereto, which, once delivered, shall be irrevocable;

•	appropriate endorsements and transfer documents if required by the Conversion Agent;

•	payment of any tax or duty, in accordance with Section 5.04 of the Indenture; and

•	payment of any interest payable on the Notes in accordance with Section 14.02(h) of the Indenture (see the “Interest Payments” section below).

The Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the third Business Day immediately following the relevant Conversion Date, if the Company elects Physical Settlement, or on the third Business Day immediately following the last Trading Day of the Observation Period, in the case of any other Settlement Method. If any Shares are due to converting Holders, the Company shall issue or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the full number of Shares to which such Holder shall be entitled in satisfaction of the Company’s Conversion Obligation.

In accordance with Section 14.07 of the Indenture, Holders who surrender their Notes for conversion from and after the effective date of the Merger will receive solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date, multiplied by the Offer Price per Share, less any applicable withholding taxes, and will not receive any Shares of Company Common Stock. The Company will satisfy the Conversion Obligation by paying cash to converting Holders on the third Business Day immediately following the Conversion Date.

Interest Payments

Upon conversion, a Holder will not receive any separate cash payment or adjustment for accrued and unpaid interest unless such conversion occurs during the period from the close of business on any Regular Record Date to open of business on the on the immediately following Interest Payment Date, in which case payment shall be payable to the Holders of the converted Notes as of the close of business on the Regular Record Date. However, Notes surrendered for conversion during the period after 5:00 p.m., New York City time, on any Record Date to 9:00 a.m., New York City time, on the immediately succeeding Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes being converted, except that no such interest payment must be made if the conversion is in connection with a Fundamental Change and the Company has specified a Fundamental Change Purchase Date that is after a Regular Record Date and prior to the immediately succeeding Interest Payment Date.

The Notes bear interest at an annual rate of 5.00%, payable semi-annually in arrears, computed on the basis of a 360-day year of twelve 30-day months. The Interest Payment Dates for the Notes are June 15 and December 15 of each year, and the corresponding Regular Record Dates are the immediately preceding June 1 and December 1, respectively.

Backup Withholding

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS NOTICE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROVISION OF THIS NOTICE BY THE COMPANY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

To avoid the application of a 28% backup withholding tax on any payments made to certain converting Holders (or other payees), each converting Holder (or other payee) should complete and provide an Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. person or a resident alien) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (in the case of a non-U.S. holder).

Each U.S. person (or U.S. resident alien), when completing an IRS Form W-9, is required to provide the Holder’s correct taxpayer identification number (“TIN”) (generally, the Holder’s Social Security or federal employer identification number), along with certain other information, and to certify under penalties of perjury that the Holder is a U.S. person (or U.S. resident alien), that such TIN is correct (or that such holder is awaiting a TIN) and that the U.S. person (or U.S. resident alien) is not subject to backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption may subject the converting U.S. person (or U.S. resident alien) to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds received pursuant to the conversion. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS. An IRS Form W-9, along with the accompanying instructions, has been included with this Notice for completion by Holders that are U.S. persons (or U.S. resident aliens).

Non-U.S. Holders should not complete an IRS Form W-9. Instead, to avoid withholding and/or backup withholding, each non-U.S. Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires the non-U.S. Holders to provide such Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Holder is not a U.S. person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding.

The Conversion Agent is: Wells Fargo Bank, National Association.

The Trustee is acting as the Conversion Agent, and its address and telephone number are as follows:

Wells Fargo Bank, National Association

Corporate Trust Services, MAC # E2818-176

707 Wilshire Boulevard, 17th Floor

Los Angeles, California 90017

Attention: Conceptus, Inc. Account Manager

Telephone: (213) 614-4029

Facsimile: (213) 614-3355

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Any document the Company files with the SEC may be read and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. The Company’s SEC filings also are available to the public at the SEC’s website at http://www.sec.gov.

The documents listed below (as they may be amended from time to time) contain important information about the Company and the Notes, and Holders should review these documents carefully before determining whether or not to convert their Notes as described in this Notice:

•	the Company’s Annual Report on Form 10-K (as amended) for the year ended December 31, 2012, filed with the SEC on March 8, 2013 (as amended on April 26, 2013);

•	the Company’s Current Reports on Form 8-K filed with the SEC on January 22, 2013, April 10, 2013 and April 29, 2013;

•

the description of the Common Stock set forth in the Company’s registration statement on Form 8-A (File No. 000-27596) filed with the SEC on December 26, 1995, including any amendment or reports filed for the purpose of updating such description;

•	the Indenture filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2011; and

•

all future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this Notice (excluding any information furnished under Items 2.02 or 7.01 on any Current Report on Form 8-K or corresponding information furnished under Item 9.01 on any Current Report on Form 8-K or included as an exhibit thereto).

For more information about the Offer and the Merger, Holders should review the Schedule TO that will be filed by Parent and Purchaser and the Schedule 14D-9 that will be filed by the Company with the SEC in the near future. A copy of the Merger Agreement is also filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2013.

In the event of conflicting information in the documents referred to above, the information in the latest filed documents should be considered correct. Holders should not assume that the information in this notice or any of the documents referred to above is accurate as of any date other than the date of the applicable document.

CONCEPTUS, INC.

April 29, 2013

Please note that the Offer has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Bayer Healthcare and Evelyn Acquisition Company intend to file with the Securities and Exchange Commission (the “SEC”). In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer and, if applicable, a proxy or information statement regarding the merger. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/ Recommendation Statement of the Company on Schedule 14D-9, the proxy or information statement, if applicable, and related materials with respect to the tender offer and the merger, free of charge at the website of the SEC at www.sec.gov, from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.conceptus.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the tender offer and the merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the tender offer because they contain important information, including the terms and conditions of the tender offer.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, including estimates, projections and statements relating to Conceptus’ and Bayer Healthcare’s respective business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Bayer Healthcare and Evelyn Acquisition Company to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the tender offer and the subsequent merger; uncertainties as to how many of the Company’s stockholders will tender their shares of common stock in the tender offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the offer or the merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; other risks and uncertainties pertaining to the business of the Company, including: dependence on sales of the Essure System; dependence on recommendations and endorsements by physicians; the ability of the Company to compete effectively against new and well-established alternative procedures, products, and technologies; the possibility that the Company’s marketing and advertising may not be successful; the possible failure of the Company’s intellectual property rights to provide meaningful commercial protection for the Essure System; disruptions of the Company’s manufacturing, supply or distribution operations; claims that the Company’s products infringe the intellectual property rights of others; patent litigation to which the Company is a party; and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 (as amended). The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

FORM OF NOTICE OF CONVERSION

To:	Conceptus, Inc.

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or a multiple thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all):
$ ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

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METHOD OF DELIVERY

☐	CHECK HERE IF THE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to Depositary for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.

Make payment to:

(DTC Account Number)

(Account Party)

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